Exhibit 24

POWER OF ATTORNEY

            The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering an additional 2,000,000 shares of Common Stock, $.01 par value, of the Company, reserved for issuance pursuant to the Company's 1998 Long-term Incentive Compensation Plan, does hereby constitute and appoint James M. Materna with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

            IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of June, 2001.

/s/ Edward W. Kissel Edward W. Kissel

POWER OF ATTORNEY

            The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering an additional 2,000,000 shares of Common Stock, $.01 par value, of the Company, reserved for issuance pursuant to the Company's 1998 Long-term Incentive Compensation Plan, does hereby constitute and appoint James M. Materna with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

            IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2001.

/s/ Markku Toivanen Markku Toivanen

POWER OF ATTORNEY

            The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering an additional 2,000,000 shares of Common Stock, $.01 par value, of the Company, reserved for issuance pursuant to the Company's 1998 Long-term Incentive Compensation Plan, does hereby constitute and appoint James M. Materna with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

            IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2001.

/s/ Lee R. Brodeur Lee R. Brodeur

POWER OF ATTORNEY

            The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering an additional 2,000,000 shares of Common Stock, $.01 par value, of the Company, reserved for issuance pursuant to the Company's 1998 Long-term Incentive Compensation Plan, does hereby constitute and appoint James M. Materna with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

            IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2001.

/s/ Thomas Miklich Thomas Miklich

POWER OF ATTORNEY

            The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering an additional 2,000,000 shares of Common Stock, $.01 par value, of the Company, reserved for issuance pursuant to the Company's 1998 Long-term Incentive Compensation Plan, does hereby constitute and appoint James M. Materna with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

            IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 2001.

/s/ John E. Mooney John E. Mooney

POWER OF ATTORNEY

            The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering an additional 2,000,000 shares of Common Stock, $.01 par value, of the Company, reserved for issuance pursuant to the Company's 1998 Long-term Incentive Compensation Plan, does hereby constitute and appoint James M. Materna with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

            IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2001.

/s/ Frank E. Butler Frank E. Butler

POWER OF ATTORNEY

            The undersigned, a director or officer of OM Group Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for purposes of registering an additional 2,000,000 shares of Common Stock, $.01 par value, of the Company, reserved for issuance pursuant to the Company's 1998 Long-term Incentive Compensation Plan, does hereby constitute and appoint James P. Mooney with full power of substitution and resubstitution, as attorney to execute and file on behalf of the undersigned, in his capacity as a director or officer of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorney and any such substitution.

            IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 2001.

/s/ James M. Materna James M. Materna